SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): June 17, 1999


                         priceline.com Incorporated
    -------------------------------------------------------------------
           (Exact name of registrant as specified in its charter)


               Delaware                0-25581            06-1528493
    -------------------------------------------------------------------
     (State or other Jurisdiction    (Commission       (IRS Employer
        of Incorporation)            File Number)    Identification No.)

     Five High Ridge Park, Stamford, Connecticut            06905
    -------------------------------------------------------------------
      (Address of principal office)                      (zip code)

                               (203) 705-3000
    -------------------------------------------------------------------
             Registrant's telephone number, including area code

                                    N/A
    -------------------------------------------------------------------
       (Former name or former address, if changed since last report)


 ITEM 5.    OTHER EVENTS.

      On June 17, 1999, priceline.com Incorporated, a Delaware corporation ("priceline.com"), announced the hire of Daniel H. Schulman as its new President and Chief Operating Officer. Mr. Schulman is the former President of AT&T's $22 billion Consumer Markets Division. Mr. Schulman's employment with priceline.com commenced on June 14, 1999; although, with priceline.com's permission, he is also serving at AT&T through approximately July 1, 1999 to assure an orderly transition of his affairs there. Mr. Schulman will assume his full duties as President and Chief Operating Officer on July 1, 1999 and will report directly to priceline.com's Chairman and Chief Executive Officer, Richard S Braddock.

      The information set forth above is qualified in its entirety by reference to a press release issued by priceline.com on June 17, 1999, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.


 ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
            EXHIBITS.

      (c)  Exhibits.

           99.1     Press Release issued by priceline.com on June 17, 1999.


                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   PRICELINE.COM INCORPORATED


                                   By:  /s/ Paul E. Francis
                                       -------------------------------
                                       Name:  Paul E. Francis
                                       Title: Chief Financial Officer

 Date:  June 22, 1999



                             EXHIBIT INDEX


      Exhibit No.   Description
      -----------   -----------
        99.1        Press Release issued by priceline.com on June 17, 1999.